SPINNAKER ETF SERIES

VECTORSHARES MIN VOL ETF

Supplement dated November 21, 2022
to the Summary Prospectus, Prospectus and Statement of Additional Information,
each dated February 1, 2022

This supplement updates the previous supplement dated October 27, 2022 to reflect a change in the liquidation date for the VectorShares Min Vol ETF from November 30, 2002 to November 22, 2022.

The information in this Supplement should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for the VectorShares Min Vol ETF.
This supplement dated November 21, 2022 to the Summary Prospectus, Prospectus and Statement of Additional Information each dated February 1, 2022, for the VectorShares Min Vol ETF (the “Fund”) is to notify shareholders that, effective as of the close of business on November 15, 2022, the Fund stopped accepting orders for the purchase of creation units. Beginning when the Fund commences the liquidation of its portfolio, the Fund may not pursue its investment objective or, with certain exceptions, engage in normal business activities, and may hold cash and securities that may not be consistent with its investment objective and strategy.

The Fund's last full day of trading on NYSE Arca, Inc. was November 15, 2022, and it will be liquidated on or about November 22, 2022 (the “liquidation date”). NYSE Arca halted trading in shares of the Fund after the market close on November 15, 2022. There can be no assurance that there will be a market for the purchase or sale of Fund shares during the time between the market close on November 15, 2022 and the liquidation date, because Fund shares will not be traded on NYSE Arca. Shareholders of the Fund were able to sell their shares on NYSE Arca until the market close on November 15, 2022 and may have incurred customary transaction fees from their broker-dealer in connection with such sales. Prior to the liquidation of the Fund, authorized participants may continue to submit orders to the Fund for the redemption of creation units.

In connection with the liquidation, any shares of the Fund outstanding on the liquidation date will be automatically redeemed as of the close of business on the liquidation date without the imposition of customary redemption transaction fees. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including certain operational costs of liquidating the Fund. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable and will be made to all Fund shareholders at the time of the liquidation.

Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the liquidation date will generally be treated as a sale that may result in a gain or loss for federal income tax purposes. Please consult your personal tax advisor about the potential tax consequences.

For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.

Investors Should Retain This Supplement for Future Reference